UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 31, 2013

Date of Report (Date of earliest event reported)

_____________________________

HII Technologies, Inc.

__________________________________________________________________________________

(Exact name of registrant as specified in its charter)

      Delaware

                      0-30291

                       03-045386

__________________________________________________________________________________

        (State or other jurisdiction                               (Commission

(IRS Employer

            of incorporation)                                         File Number)

 Identification No.)

                           710 N. Post Oak Road, Suite 400, Houston, Texas

 77024

__________________________________________________________________________________

(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (713) 821-3157

__________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K dated October 31, 2013 filed with the Securities and Exchange Commission on November 13, 2013 to include the requirements of Item 9.01(a) Financial Statements of Business Acquired, Item 9.01(b) Pro Forma Financial Information.

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

1.

See Item 2.01 below.

2.

Employment Agreements with Aqua Handling of Texas, LLC and Chris George.  On November 12, 2013, Aqua Handling of Texas, LLC, a Texas limited liability company (“Aqua”) entered into a three-year employment agreement with Chris George.  Under the terms of the agreement, Aqua agreed to pay Mr. George a base salary of $100,000 per year, which base salary will be increased to $120,000 per annum beginning May 1, 2014. In addition to their base salary, the registrant agreed to grant Mr. George a five-year option to purchase 250,000 shares of the registrant’s common stock at an exercise price of $0.38 per share.   These options will vest monthly over a 3-year period.  The issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.   The employment agreement contains 3-year non-complete/non-solicitation provisions.

3.

See Item 3.02 below---Convertible Note Financing.

Section 2 – Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets.

On November 12, 2013, we consummated the acquisition (the “Acquisition”) of all of the outstanding membership interests of Aqua pursuant to the terms of a Securities Purchase Agreement dated November 11, 2013 by and among the registrant, Aqua and the members of Aqua (the “Purchase Agreement”). The purchase price consisted of: (a)  Cash in the amount of $300,000; (b) $500,000 in 5% subordinated secured promissory notes (the  “Notes”), and (c) 1,443,696 shares (the “Shares”) of the registrant’s common stock ($500,000 value based on the trailing 30-day average of the registrant’s common stock). The Notes are payable in 12 equal quarterly installments beginning on February 1, 2014 and have a maturity date of November 1, 2016.  The Notes are secured by the assets of Aqua.  In addition, there exists a working adjustment provision whereby we would be required pay the Aqua members additional cash equal to the amount of any working capital of Aqua at closing; provided, however, that in the event that Aqua has negative working capital at closing, then the amount of such negative working capital will be offset against the notes issued to the former Aqua members at closing   The purchase agreement contains 3-year non-compete/non-solicitation provisions for Chris George and Branden Brewer, the former members of Aqua.  The registrant relied on the exemption from registration provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the notes and the shares.

The paragraphs above describe certain of the material terms of the Purchase Agreement. Such description is not a complete description of the material terms of the Purchase Agreement and is qualified in its entirety by reference to the agreements entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K.

Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities.

1.

See Item 2.01 above.

2.

Convertible Note Financing.  On October 31, 2013, we issued 10% convertible promissory notes in the aggregate principal amount of $750,000 to six accredited investors.   We received cash proceeds of $600,000 from the issuance of these notes and $150,000 of these notes were issued in consideration of an investor’s cancellation of an existing promissory note dated December 17, 2012 in the principal amount of $150,000.  The notes have a 2-year term.  The notes are convertible into our common stock at a fixed conversion price of $0.50 per share.  The proceeds will be used to fund the cash consideration for our acquisition of Aqua Handling of Texas, LLC and for working capital and general corporate purposes.  We relied on the exemption from registration provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the convertible notes.

3.

See Item 1.01 above related the options granted to Chris George under his employment agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Section 9 – Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.*

The audited financial statements of Aqua Handling of Texas, LLC for the period from inception through September 30, 2013.

* Filed as Exhibit 99.1

(b)

Pro Forma Financial Information.**

The unaudited pro forma condensed combined financial statements of HII Technologies, Inc. and Aqua Handling of Texas LLC for the period ended September 30, 2013.

** Filed as Exhibit 99.2

(c)         Exhibits.

Exhibit

Number                      Description

2.1             Securities Purchase Agreement dated as of November 11, 2013 by and among HII Technologies, Inc., Branden Brewer, Chris George and Aqua Handling of Texas, LLC. (1)

4.1             Form of 5% Subordinated Secured Promissory Note issued by HII Technologies, Inc. and Aqua Handling of Texas, LLC (1)

4.2             Form of 10% Convertible Promissory Note issued by HII Technologies, Inc. (1)

10.1           Security Agreement by and among HII Technologies, Inc., Aqua Handling of Texas, LLC, Branden Brewer and Chris George (1)

10.2           Employment Agreement dated November 12, 2013 between Aqua Handling of Texas, LLC and Chris George

10.3           Form of Subscription Agreement by and among HII Technologies, Inc. and the purchaser set forth therein (1)

99.1           Financial Statements listed in Item 9.01(a) above. (2)

99.2           Financial Statements listed in Item 9.01(b) above. (2)

_______________________________________________________________

(1)  Filed as an Exhibit to our Current Report on Form 8-K dated October 31, 2013 and filed with the Securities and Exchange Commission on November 13, 2013 and incorporated herein by reference.

(2)  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII Technologies, Inc.

(Registrant)

Date:  January 21, 2014

By: /s/ Matthew C. Flemming

Matthew C. Flemming, President

4